MANAGERS TRUST II

MANAGERS HIGH YIELD FUND

Supplement dated October 2, 2012 to the

Summary Prospectus dated May 1, 2012

The following information supplements and supersedes any information to the contrary relating to Managers High Yield Fund (the “Fund”), a series of Managers Trust II (the “Trust”), contained in the Fund’s Summary Prospectus (the “Summary Prospectus”) dated May 1, 2012.

With respect to the legend that appears on the cover of the Summary Prospectus, the last sentence is hereby deleted and replaced with the following:

The current prospectus dated May 1, 2012, as supplemented October 2, 2012, and statement of additional information, dated May 1, 2012, as supplemented September 25, 2012 and October 2, 2012, are incorporated by reference into this summary prospectus.

At a meeting held on September 20-21, the Trust’s Board of Trustees approved the changes described below for the share classes of the Fund. In all cases the changes maintain or lower the expense ratios to affected shareholders.

Renaming Class A Shares as Investor Class Shares

Effective immediately after the close of business (4:00 PM EST) on November 30, 2012 (the “Closure Time”), the Fund will rename Class A shares as “Investor Class” shares and amend the features of the share class to conform to the features of other Investor Class shares in the Managers Family of Funds. These changes include eliminating the front-end sales loads, contingent deferred sales charges (“CDSCs”) and finder’s fees associated with sales of the share class. Investments in Investor Class shares of the Fund after the Closure Time will be subject to the fees and expenses applicable to Investor Class shares described in the then current prospectus.

Closing Class C Shares and Converting to Investor Class Shares

Effective as of the Closure Time, Class C shares of the Fund will be closed to all investors and will no longer be available for purchase. Immediately after the renaming of Class A shares to Investor Class shares described above (the “Conversion Time”), all outstanding Class C shares of the Fund will automatically convert to Investor Class shares of the Fund.

As of the Closure Time, Class C shares of the Fund will be closed to all investors and will no longer be available for purchase, including purchases by exchange. As of the Conversion Time, each shareholder’s outstanding Class C shares of the Fund will automatically convert to a number of full and/or fractional Investor Class shares of the Fund equal in value to the shareholder’s Class C shares of the Fund as of the Conversion Time (the “Investor Class Conversion”). The Investor Class Conversion will be effected without the imposition of front-end or deferred sales charges, and, accordingly, there will be no change in the overall value of a shareholder’s shares as of the Conversion Time resulting from the Investor Class Conversion. Investments in Investor Class shares of the Fund after the Conversion Time will be subject to the fees and expenses applicable to Investor Class shares described in the then current prospectus. Shareholders may redeem Class C shares of the Fund at any time until the Conversion Time without being subject to the deferred sales charges described in the Prospectus.

Investment Minimums

Effective as of the Closure Time, the initial investment minimums for Investor Class and Institutional Class shares of the Fund are as follows:

Share Class	Initial Investment Minimum (Regular Account)	Initial Investment Minimum (IRA)
Investor Class	$2,000	$1,000
Institutional Class	$1,000,000	$50,000

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